UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: January 18, 2005

UNITED SECURITY BANCSHARES

(Exact name of registrant as specified in its chapter)

CALIFORNIA	000-32897	91-2112732
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

1525 E. Shaw Ave, Fresno, California 93710

(Address of principal executive offices)

Registrant’s telephone number:   (559) 248-4943

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01. Other Events.

On January 18, 2005, United Security Bancshares issued a press reporting its financial results for the year ended December 31, 2004. A copy of such press release is attached, and incorporated herein by reference as Exhibit 99.1.

Item 9.01. Exhibits.

     (c) Exhibits

          99.1    Press Release dated January 18, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 19, 2005	/S/ Kenneth L. Donahue
Senior Vice President and Chief Financial Officer